Exhibit 31.1

CERTIFICATION PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael P. Hoopis, certify that:

1.                                       I have reviewed this Amendment No. 1 to Transition Report on Form 10-K of Water Pik Technologies, Inc.;

2.                                       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 18, 2005	By:	/s/ MICHAEL P. HOOPIS
Michael P. Hoopis
Chief Executive Officer